Intangible Assets	12 Months Ended
Mar. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

4. INTANGIBLE ASSETS

Intangible assets include intellectual properties and customer relationships relating to the Prolieve technology, acquired at a cost of $2.5 million. The intellectual properties expire over several years commencing September 2021 and continuing until February 2029. These assets are being amortized on a straight-line basis until 2029; amortization expense was $246,212 for each of the years ended March 31, 2019, 2018 and 2017, respectively.

Future amortization expense related to the net carrying amount of intangible assets is estimated to be as follows:

2020	$80,113
2021	80,113
2022	80,113
2023	80,113
2024	80,113
Thereafter	400,562
Total	$801,127